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                                                                    EXHIBIT 10.4

                               PARENTS AGREEMENT
                               -----------------

     This PARENTS AGREEMENT (the "Agreement") is entered into as of the twenty-
                                  ---------
third day of February, 2001, by and between LIBERTY DIGITAL, INC., a Delaware corporation ("LDI") and SONY PICTURES ENTERTAINMENT INC., a Delaware corporation
              ---
("SPE").
  ---

     WHEREAS, pursuant to that certain Membership Interest Purchase Agreement, dated as of February 23, 2001 (the "Purchase Agreement"), by and among LDI, LDIG
                                    ------------------
Gamenet, Inc., a Delaware corporation ("LDI Sub"), Liberty Media Corporation, a
                                        -------
Delaware corporation ("LMC"), SPE, Sony Pictures Cable Ventures I Inc., a
                       ---
Delaware corporation ("SPCV") and TGSC Management, Inc., a California
                       ----
corporation ("TGSC"), LDI and its affiliates are acquiring an aggregate of fifty
              ----
percent (50%) of the membership interests in Game Show Network, LLC, a Delaware limited liability company ("GSN"), from SPCV and TGSC, each an indirect wholly-
                            ---
owned subsidiary of SPE, upon the terms and conditions set forth therein;

     WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, SPE, SPCV, TGSC, LDI and LDI Sub have entered into that certain Amended and Restated Operating Agreement of GSN dated as of February 23, 2001 (the "Operating Agreement") pursuant to which LDI Sub would become a member of
      -------------------
GSN;

     WHEREAS, in connection with the Purchase Agreement and the Operating Agreement and the transactions (the "Transactions") contemplated thereby, the
                                     ------------
parties thereto and certain of their affiliates are entering into certain agreements in connection with the consummation of the Transactions; and

     WHEREAS, to assure the performance of each of the parties other than LDI, LMC and SPE under each of the Related Agreements (as defined in the Purchase Agreement), LDI has agreed to make certain undertakings to SPE, and SPE has agreed to make certain undertakings to LDI.

     NOW, THEREFORE, in consideration of the mutual promises and agreements of the parties, and other good and valuable consideration the receipt of which is hereby acknowledged, SPE and LDI do hereby agree as follows:

     SECTION 1.  Definitions.
                 -----------

     Unless otherwise defined herein, terms defined in the Operating Agreement are used herein as therein defined.

     SECTION 2.  Covenants.
                 ---------

          (a) SPE covenants and agrees with and for the benefit of LDI, LDI Sub and any Permitted Transferee thereof (except, as to any Permitted Transferee, to the extent, as to any Related Agreement, that the provisions of such Related Agreement by their terms limit

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the extent to which a Permitted Transferee may benefit thereunder) that for so long as SPCV, TGSC or any Controlled Affiliate of SPE is a party to, obligated under or bound by the terms of any Related Agreement, SPE shall cause each of SPCV, TGSC and any Controlled Affiliate of SPE who is a party thereto, obligated thereunder or bound thereby to comply with the terms of and perform all of its covenants and obligations (such covenants and obligations of SPCV, TGSC and such Controlled Affiliates of SPE are referred to collectively herein as the "SPE-
                                                                         ---
Related Obligations") arising under such Related Agreement. In the event that
-------------------
SPCV, TGSC or such Controlled Affiliate of SPE fails to timely perform any SPE-Related Obligation, SPE shall perform any such SPE-Related Obligation as fully as if said agreements were set forth in full herein with each reference therein to SPCV, TGSC or any Controlled Affiliate of SPE deemed a reference to SPE. Nothing herein shall be deemed to be a waiver by SPE of its right to assert any defense to the enforcement of SPE's obligations under this Agreement which SPCV, TGSC or any Controlled Affiliate of SPE may assert pursuant to any of the Related Agreements. The obligations of SPE hereunder shall not be affected by
(i) any Transfer of the Membership Interests beneficially owned by SPE to any Controlled Affiliate of SPE or any third party or (ii) any Transfer of any equity interest of a Controlled Affiliate of SPE.

          (b) LDI covenants and agrees with and for the benefit of SPE, SPCV, TGSC and any Permitted Transferee thereof (except, as to any Permitted Transferee, to the extent, as to any Related Agreement, that the provisions of such Related Agreement by their terms limit the extent to which a Permitted Transferee may benefit thereunder) that for so long as LDI Sub or any Controlled Affiliate of LDI is a party to, obligated under or bound by the terms of any Related Agreement, LDI shall cause each of LDI Sub and any Controlled Affiliate of LDI who is a party thereto, obligated thereunder or bound thereby to comply with the terms of and perform all of its covenants and obligations (such covenants and obligations of LDI Sub and such Controlled Affiliates of LDI are referred to collectively herein as the "LDI-Related Obligations") arising under
                                        -----------------------
such Related Agreement; provided, however, that notwithstanding anything to the
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contrary set forth in this Agreement or any Related Agreement, neither LDI nor any of its Controlled Affiliates other than LDI Sub, shall have any obligation or liability under or with respect to, the obligations of LMC under the Purchase Agreement or of LDI Sub and LMC under the Note (as defined in the Purchase Agreement) (including, but not limited to, (x) any obligation relating to the payment of interest, in cash or securities, on the Note or (y) any obligation arising with respect to any security interest granted to, or similar arrangement made with, LMC (or any Controlled Affiliate thereof other than LDI) by LDI
Sub)). In the event that LDI Sub or such Controlled Affiliate of LDI fails to timely perform any LDI-Related Obligation, LDI shall perform any such LDI-Related Obligation as if said agreements were set forth in full herein with each reference therein to LDI Sub or such Controlled Affiliate of LDI deemed a reference to LDI. Nothing herein shall be deemed to be a waiver by LDI of its right to assert any defense to the enforcement of this Agreement which LDI Sub or any Controlled Affiliate of LDI may assert pursuant to any of the Related Agreements. The obligations of LDI hereunder shall not be affected by (i) any Transfer of the Membership Interests beneficially owned by LDI to any Controlled Affiliate of LDI or any third party or (ii) any Transfer of any equity interest of a Controlled Affiliate of LDI.

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          (c)  Each of LDI and SPE (each a "Contracting Party"; the term
"Related Obligations" shall mean, with respect to SPE, the SPE-Related Obligations as defined in Section 2(a) above, and shall mean, with respect to LDI, the LDI-Related Obligations as defined in Section 2(b) above) acknowledges and agrees that its covenants and agreements set forth in this Agreement are its primary obligations, and that the parties benefited by such covenants and agreements (SPE, SPCV and TGSC and any Permitted Transferee (except, as to any Permitted Transferee, to the extent, as to any Related Agreement, that the provisions of such Related Agreement by their terms limit the extent to which a Permitted Transferee may benefit thereunder) being referred to herein as "Benefited Parties" with respect to LDI-Related Obligations; and LDI and LDI Sub and any Permitted Transferee (except, as to any Permitted Transferee, to the extent, as to any Related Agreement, that the provisions of such Related Agreement by their terms limit the extent to which a Permitted Transferee may benefit thereunder) being referred to herein as "Benefited Parties" with respect to SPE-Related Obligations) are entering into the Purchase Agreement in reliance upon such covenants and agreements and upon their enforceability as primary obligations. For the purpose of more completely effectuating the intent of the parties that the covenants and agreements of each of LDI and SPE set forth in this Agreement be fully enforceable in accordance with their terms for the benefit of the respective Benefited Parties, each of LDI and SPE as a Contracting Party further agrees as follows:

               (i) Such Contracting Party hereby waives (A) notice of acceptance of this Agreement and of any action by any Benefited Party in reliance thereon, (B) presentment, demand of payment, notice of dishonor or nonpayment, protest and notice of protest with respect to any Related Obligations, and giving any notice of default or other notice to, or making any demand on anyone (including without limitation such Contracting Party and any Controlled Affiliate of such Contracting Party, including any obligor on any Related Obligations) liable in any manner for the payment or performance of any Related Obligations, and (C) any right to require any Benefited Party to proceed initially against any obligor (other than such Contracting Party) on any Related Obligations or marshal any assets upon any default in the payment or performance of any such Related Obligations, provided that nothing contained in this subsection (i) shall be deemed to be a waiver of any notice expressly required to be given pursuant to any Related Agreement to any obligor on any Related Obligations.

               (ii) Any Benefited Party may at any time and from time to time without the consent of or notice to such Contracting Party and without increasing, impairing or releasing the obligations of such Contracting Party hereunder (x) exercise or refrain from exercising any right or remedy against any obligor on any Related Obligations, including such Contracting Party, and
(y) modify, amend, extend, supplement or waive or consent to the breach of any provision of any Related Agreement, to which modifications, amendments, extensions, supplements, waivers and consents such Contracting Party hereby assents. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of the liability of any obligor on any of the Related Obligations arising out of or by virtue of any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law hereinafter initiated by or against any such obligor will not

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affect, modify, or discharge the liability of such Contracting Party in any manner and this Agreement shall remain in full force and effect and shall be enforceable against such Contracting Party to the same extent and with the same effect as if such proceedings had not been instituted.

               (iii) The covenants and agreements set forth in Section 2(a) hereof (as to SPE) and Section 2(b) hereof (as to LDI) are absolute and unconditional, primary, direct and immediate and, except as provided below, shall be valid and binding upon such Contracting Party regardless of (x) any invalidity, irregularity, defect or unenforceability of or in any Related Agreement or any other obligation or agreement of any obligor on any of the Related Obligations or of such Contracting Party, (y) any action or inaction by any Benefited Party or (z) any other circumstance which might otherwise constitute a defense available to, or a discharge or release of, any obligor on any of the Related Obligations or such Contracting Party by operation of law except for payment, satisfaction or defeasance of the Related Obligations.

               (iv) No failure or delay on the part of any Benefited Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of any Benefited Party hereunder are cumulative and concurrent and not exclusive of any other rights or remedies any Benefited Party may have.

               (v) Such Contracting Party hereby waives and releases all relief from any and all appraisement, stay or execution law of any state now in force or hereafter enacted.

               (vi) No set-off, permissive counterclaim, reduction or diminution of an obligation, or any defense of any kind or nature that such Contracting Party has or may have against any obligor on any Related Obligation or any Benefited Party, except payment, satisfaction or defeasance of the Related Obligations, shall affect, modify or impair such Contracting Party's obligations hereunder. Any claim that such Contracting Party now or hereafter has against any obligor on any of the Related Obligations by way of subrogation under this Agreement or otherwise shall be fully subordinate in lien and payment to any claim that any Benefited Party now or hereafter has against any obligor on any of the Related Obligations.

               (vii) Such Contracting Party hereby waives any claim, remedy or other right it may now or hereafter acquire against any obligor on any of the Related Obligations that arises from the existence or performance of the Related Obligations, including without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification against any such obligor, whether or not such claim, remedy or right arises in equity, under contract, statute, or common law.

               (viii) Without limiting the generality of the foregoing, for the purpose of more completely effectuating the intent of the parties that the covenants and agreements of such Contracting Party set forth in this Agreement be fully enforceable in accordance with

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their terms for the benefit of the respective Benefited Parties in the event that (notwithstanding the provisions of Section 9 hereof, which the parties intend be fully effective in every respect) any provision of this Agreement is for any reason and/or to any extent held to be subject to or governed by California law, such Contracting Party hereby expressly waives (A) pursuant to California Civil Code Section 2856(a)(1), all of such Contracting Party's rights of subrogation, reimbursement, indemnification and contribution and any other rights and defenses that are or may become available to such Contracting Party by reason of California Civil Code Sections 2787 to 2855, inclusive, and (B) pursuant to California Civil Code Section 2856(a)(2), all rights or defenses such Contracting Party may have in respect of its obligations hereunder with respect to the Related Obligations by reason of any election of remedies by any Benefited Party, even if that election of remedies has destroyed such Contracting Party's rights of subrogation and reimbursement against any Benefited Party.

     SECTION 3. Representations and Warranties.
                ------------------------------

     Each of SPE and LDI represents and warrants to the other party hereto as follows:

     Such entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the full corporate power and authority to own and operate its business and properties and to enter into and perform the terms of this Agreement. The execution and delivery of this Agreement by such entity and the compliance by it with and fulfillment of its obligations hereunder have been duly authorized by all necessary action on the part of such entity.

     SECTION 4. Waiver; Remedies.
                ----------------

     The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the Person entitled to enforce such term, but any such waiver shall be effective only if in a writing signed by the Person against which such waiver is to be asserted. Except as otherwise provided herein, no failure or delay of any Person in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

     SECTION 5. Assignment.
                ----------

     This Agreement may not be assigned by either party hereto without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, whether express or implied, shall be construed to give any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under or in respect of this Agreement.

     SECTION 6. Amendment.
                ---------

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     This Agreement may not be amended, modified or supplemented except by an instrument in writing signed on behalf of each of the parties.

     SECTION 7.  Headings.
                 --------

     The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     SECTION 8.  Severability.
                 ------------

     If any provision of this Agreement or the application thereof to any Person or circumstance is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby; provided, that if
                                                              --------
any provision hereof or the application thereof shall be so held to be invalid, void or unenforceable by a court of competent jurisdiction, then such court may substitute therefor a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid, void or unenforceable provision and, if such court shall fail or decline to do so, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision. To the extent that any provision shall be judicially unenforceable in any one or more states, such provision shall not be effective with respect to any other state, each provision with respect to each state being construed as several and independent.

     SECTION 9.  Governing Law.
                 -------------

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, excluding (to the fullest extent a Delaware court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of Delaware.

     SECTION 10. Jurisdiction.
                 ------------

     For the purpose of any suit, action or proceeding arising out of or relating to this Agreement, each of LDI and SPE hereby irrevocably consents and submits to the exclusive jurisdiction and venue of any of the courts of the State of Delaware, and irrevocably agrees to service of process by certified mail, return receipt requested, postage prepaid, to its address set forth in
Section 12 hereof. Each of LDI and SPE irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that such suit, action or proceeding brought in such a court has been brought in an inconvenient forum and agrees that service of process in accordance with the foregoing sentence shall be deemed in every respect effective and valid personal service of process upon it. The provisions of this Section 10 shall not limit or otherwise affect the right of any Benefited Party to institute and conduct an action in accordance with the terms of the Related Agreement applicable to such action, or

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(notwithstanding the first sentence of this Section 10) to institute and conduct any action in any jurisdiction to enforce any judgment of any of the courts of the State of Delaware in any suit, action or proceeding arising out of or relating to this Agreement. Each Benefited Party and each of LDI and SPE hereby waives all right to a trial by jury in any litigation relating to this Agreement.

     SECTION 11. Relationship and Apparent Authority.
                 -----------------------------------

     This Agreement shall not be deemed or construed to constitute or create the relationship of principal and agent, joint venturers, partners or any other similar relationship between or among the parties hereto, the existence of which is hereby expressly denied by the parties. No party shall have any authority, apparent or otherwise, to act on behalf of any other, and the respective rights and obligations of the parties with respect to the subject matter of this Agreement shall be solely those set forth herein.

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     SECTION 12. Notices.
                 --------

     All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, certified or registered mail with postage prepaid, or sent by facsimile (which is confirmed) or sent by reputable courier (providing proof of delivery) to the parties at the following addresses:

     (i)  If to LDI:

               Liberty Digital, Inc.
               1100 Glendon Avenue
               Suite 2000
               Los Angeles, CA 90024
               Attention: Craig Enenstein
               Facsimile: (310) 209-3606

               with a copy to:

               Baker Botts L.L.P.
               599 Lexington Ave.
               New York, New York 10022-6030
               Attention: Frederick H. McGrath, Esq.
               Facsimile: (212) 705-5125

     (ii)  If to SPE:

               Sony Pictures Entertainment Inc.
               Culver Studios, Building C
               Suite 211
               Culver City, CA 90232-3195
               Attention: Len Grossi
               Facsimile: (310) 202-3404

               with a copy to:

               Sony Pictures Entertainment Inc.
               10202 West Washington Blvd.
               Culver City, CA 90232
               Attention: General Counsel
               Facsimile: (310) 244-1797

or to such other Person or address as any party shall specify by notice in writing to the other party. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing

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thereof, except that any notice of a change of address shall be effective only upon actual receipt thereof.

     SECTION 13.  Entire Agreement.
                  ----------------

     The provisions of this Agreement set forth the entire agreement and understanding between the parties as to the subject matter hereof and supersede all prior agreements, oral or written, and other communications between the parties relating to the subject matter hereof.

     SECTION 14.  Termination.
                  -----------

     This Agreement shall terminate and be of no further force or effect upon the payment and performance in full of all of the SPE-Related Obligations and LDI-Related Obligations, as applicable; provided, that this Agreement shall
                                            --------
continue to be effective or be reinstated (as the case may be) if at any time payment or performance of any of the SPE-Related Obligations or LDI-Related Obligations is refunded or must otherwise be returned by any Benefited Party upon any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under state or federal law, all as though such payment or performance had not been made.

     SECTION 15.  Counterparts.
                  ------------

                This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                  LIBERTY DIGITAL, INC.

                                  By: /s/ Craig Enenstein
                                      -------------------
                                      Craig Enenstein
                                      Senior Vice President


                                  SONY PICTURES ENTERTAINMENT INC.

                                  By: /s/ Sean Carey
                                      ------------------
                                      Sean Carey
                                      Senior Vice President,
                                      Corporate Development

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